Exhibit 99.1
Calamos Asset Management, Inc. 2020 Calamos Court Naperville, Illinois 60563 800.582.6959 www.calamos.com

FOR IMMEDIATE RELEASE	News Release

Contact:	Note: CLMS investor conference call
Maryellen Thielen	today at 5 p.m. ET at www.calamos.com
630-955-4830
Calamos Asset Management, Inc. Announces Strong Results
For the Third Quarter and First Nine Months of 2005
•	Assets under management climbed 27 percent to $42.2 billion at Sept. 30, 2005 versus Sept. 30, 2004

•	Diluted earnings per share were 33 cents for the third quarter of 2005, up 65 percent from third quarter 2004 pro forma diluted EPS of 20 cents per share

•	Net income was $7.6 million for the third quarter of 2005

•	In October, the board declared a regular quarterly dividend of 7 cents per share
     NAPERVILLE, Ill., Oct. 25, 2005 – Reflecting a 27 percent year-over-year increase in assets under management, Calamos Asset Management, Inc. (Nasdaq: CLMS) reported strong results for the third quarter and first nine months of 2005.
     Assets under management were $42.2 billion at Sept. 30, 2005, up 27 percent from $33.2 billion at Sept. 30, 2004. Revenues rose 33 percent to $107.7 million for the third quarter of 2005 from $81.2 million for the third quarter of 2004. Operating income increased 50 percent to $53.3 million from $35.5 million a year ago. Operating margin was 49.5 percent for the third quarter of 2005, versus 43.6 percent for the year-earlier period.
     The company reported net income of $7.6 million for the third quarter of 2005, 64 percent higher than pro forma net income of $4.7 million in the prior year. Diluted earnings per share increased 65 percent to 33 cents per share for the third quarter of 2005, versus pro forma diluted earnings per share of 20 cents for the third quarter of 2004. Management believes that pro forma results provide a more meaningful basis for period-to-period comparisons of the company’s results. These pro forma results give effect to the company’s 2004 reorganization, including its initial public offering (IPO), as if it had occurred at the beginning of 2004.1, 2, 3
     Also announced today, the board of directors approved a regular quarterly dividend of 7 cents per share, payable on Nov. 23, 2005 to shareholders of record on Nov. 8, 2005.
     “Positive net flows and market appreciation in the third quarter led to a 7 percent quarter-over-quarter increase in assets under management despite a challenging equity market,” said John P. Calamos, Sr., chairman and chief executive officer. “Looking forward, we believe the U.S. economy is fundamentally strong despite high energy prices, based on factors ranging from GDP to corporate balance sheets. We also see appealing investment opportunities internationally, in countries like Canada and Japan. Turning to our corporate growth plans, we continue to diversify our investment strategies and customer base. For example, we have a

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CALAMOS ASSET MANAGEMENT, INC.

closed-end fund in registration, are building our alternative investments team, and have landed new institutional and international clients over the past several months.”
     Other highlights of the third quarter of 2005:
•	At Sept. 30, 2005, the company had $30.5 billion in mutual funds and $11.7 billion in separate accounts, for a total of $42.2 billion in assets under management.

•	The 7 percent increase in net assets during the third quarter of 2005 resulted from $397.0 million in net purchases and $2.3 billion in market appreciation.

•	Average assets under management were $41.1 billion for the third quarter of 2005, an increase of 28 percent from $32.1 billion for the same period of 2004.
     For the nine months ended Sept. 30, 2005, Calamos Asset Management reported revenues of $304.1 million, up 38 percent from pro forma revenues of $220.6 million for the first nine months of 2004. Operating income climbed 63 percent to $151.1 million for the first nine months of 2005, versus pro forma operating income of $92.7 million for the same period a year ago. Operating margin was 49.7 percent for the first nine months of 2005, compared with pro forma operating margin of 42.0 percent for the year-earlier period. Net income was $21.0 million for the first nine months of 2005, a 69 percent increase from pro forma net income of $12.4 million in the prior year. Diluted earnings per share rose 69 percent to 91 cents per share for the first nine months of 2005, compared with pro forma diluted earnings per share of 54 cents for the year-earlier period.
     Management will hold an investor conference call at 5 p.m. Eastern time on Tuesday, Oct. 25. To access the live call and view management’s presentation, click on the Investor Relations tab at www.calamos.com. Alternatively, participants may listen to the live call by dialing 800-374-2572 (706-679-3532 outside the U.S.). Management’s presentation and a replay of the call will be available until the end of the day on Nov. 1, 2005 by clicking on the Investor Relations tab at www.calamos.com. Until the end of the day on Nov. 1, 2005, an audio replay will be available by dialing 800-642-1687 (706-645-9291 outside the U.S.) and entering conference ID number 1151881.
     Calamos Asset Management, Inc. (Nasdaq: CLMS) provides investment advisory services through its subsidiaries to institutional and individual investors, retirement plans and financial advisors. The firm’s proprietary investment process emphasizes risk management across asset classes, including equity, high yield, convertible and alternative strategies. The investment team’s goal is to generate strong returns for the Calamos mutual funds and separately managed accounts while minimizing the potential for loss and the variability of returns across market cycles. For more information, visit www.calamos.com.
     From time to time, information or statements provided by Calamos Asset Management, Inc., including those within this news release, may contain certain forward-looking statements relating to future events, future financial performance, strategies, expectations and competitive environment, and regulations. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to: loss of revenues due to contract terminations and redemptions, unavailability of third-party retail distribution channels, our ownership structure, fluctuations in the financial markets and the competitive conditions in the mutual fund, asset management and broader financial services sectors. For a discussion concerning these and other risks, uncertainties and other important factors that could affect future results, see “Forward-Looking Information” and, where applicable, “Business Risks” in the company’s annual and quarterly reports filed with the U.S. Securities and Exchange Commission.

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CALAMOS ASSET MANAGEMENT, INC.

Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

	Three Months Ended Sept. 30,
					Pro Forma		2004 as
	2005		2004		Adjustments		Adjusted
Revenues:
Investment management fees	$73,669		$55,837		$—		$55,837
Distribution and underwriting fees	33,335		24,769		—		24,769
Other	682		625		—		625

Total revenues	107,686		81,231		—		81,231
Expenses:
Employee compensation and benefits	15,365		17,103		—		17,103
Distribution and underwriting expense	20,642		12,967		—		12,967
Amortization of deferred sales commissions	7,894		7,598		—		7,598
Marketing and sales promotion	3,760		3,733		—		3,733
General and administrative	6,693		4,376				4,376

Total expenses	54,354		45,777		—		45,777

Operating income	53,332		35,454		—		35,454
Total other income (expense), net	1,555	(7)	(1,660)		—		(1,660)

Income before minority interest in Calamos Holdings LLC and income taxes	54,887		33,794		—		33,794
Minority interest	42,224		—		26,022	(1)	26,022

Income before income taxes	12,663		33,794		(26,022)		7,772
Income taxes	5,024		688		2,412	(2)	3,100

Net income	$7,639		$33,106		$(28,434)		$4,672

Earnings per share, basic	$0.33		$0.34				$0.20

Weighted average shares outstanding, basic	23,000,100		96,800,000	(5)			23,000,100	(4)

Calculation of earnings per share, diluted, assuming exchange of membership units (6):
Income before minority interest in Calamos Holdings LLC and income taxes	54,887						33,794
Impact of income taxes	21,774						13,480

Earnings available to common shareholders	33,113						20,314

Earnings per share, diluted	$0.33		$0.34				$0.20

Weighted average shares outstanding, diluted	100,667,805		96,800,000				100,000,100

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CALAMOS ASSET MANAGEMENT, INC.

Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

	Nine Months Ended Sept. 30,
					Pro Forma		2004 as
	2005		2004		Adjustments		Adjusted
Revenues:
Investment management fees	$206,939		$148,540		$—		$148,540
Distribution and underwriting fees	94,724		70,571		—		70,571
Other	2,416		1,635		(157	)(3)	1,478

Total revenues	304,079		220,746		(157)		220,589
Expenses:
Employee compensation and benefits	45,146		45,248		(123	)(3)	45,125
Distribution and underwriting expense	57,006		34,670		—		34,670
Amortization of deferred sales commissions	23,798		21,677		—		21,677
Marketing and sales promotion	10,296		15,730		—		15,730
General and administrative	16,765		10,563		115	(3)	10,678

Total expenses	153,011		127,888		(8)		127,880

Operating income	151,068		92,858		(149)		92,709
Total other income (expense), net	623	(8)	(1,037)		(1,808	)(3)	(2,845)

Income before minority interest in Calamos Holdings LLC and income taxes	151,691		91,821		(1,957)		89,864
Minority interest	116,739		—		69,196	(1)	69,196

Income before income taxes	34,952		91,821		(71,153)		20,668
Income taxes	13,940		1,565		6,679	(2)	8,244

Net income	$21,012		$90,256		$(77,832)		$12,424

Earnings per share, basic	$0.91		$0.93				$0.54

Weighted average shares outstanding, basic	23,000,100		96,800,000	(5)			23,000,100	(4)

Calculation of earnings per share, diluted, assuming exchange of membership units (6):
Income before minority interest in Calamos Holdings LLC and income taxes	151,691						89,864
Impact of income taxes	60,494						35,847

Earnings available to common shareholders	91,197						54,017

Earnings per share, diluted	$0.91		$0.93				$0.54

Weighted average shares outstanding, diluted	100,606,766		96,800,000				100,000,100

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CALAMOS ASSET MANAGEMENT, INC.

Calamos Asset Management, Inc.
Assets Under Management
(in millions)

	Quarter Ended Sept. 30,		Change
	2005	2004	Amount	Percent
Mutual Funds
Beginning assets under management	$28,333	$22,290	$6,043	27%
Net purchases	471	1,219	(748)	61
Market appreciation (depreciation)	1,672	(404)	2,076	514

Ending assets under management	30,476	23,105	7,371	32

Average assets under management	29,572	22,230	7,342	33

Separate Accounts
Beginning assets under management	11,179	9,972	1,207	12
Net purchases	(74)	317	(391)	123
Market appreciation (depreciation)	588	(145)	733	506

Ending assets under management	11,693	10,144	1,549	15

Average assets under management	11,514	9,868	1,646	17

Total Assets Under Management
Beginning assets under management	39,512	32,262	7,250	22
Net purchases	397	1,536	(1,139)	74
Market appreciation (depreciation)	2,260	(549)	2,809	512

Ending assets under management	42,169	33,249	8,920	27

Average assets under management	$41,086	$32,098	$8,988	28%

	At Sept. 30,		Change
	2005	2004	Amount	Percent
Mutual Funds
Open-end funds	$24,480	$17,307	$7,173	41%
Closed-end funds	5,996	5,798	198	3

Total mutual funds	30,476	23,105	7,371	32
Separate Accounts
Institutional accounts	3,912	3,108	804	26
Managed accounts	7,012	6,576	436	7
Private client accounts	681	443	238	54
Alternative investments	88	17	71	418

Total separate accounts	11,693	10,144	1,549	15

Ending assets under management	$42,169	$33,249	$8,920	27%

	At Sept. 30,		Change
Assets by Strategy	2005	2004	Amount	Percent
Equity	$22,021	$13,189	$8,832	67%
Balanced	10,946	9,429	1,517	16
Convertible	5,935	7,204	(1,269)	18
High Yield	2,841	2,761	80	3
Alternative	426	666	(240)	36

Ending assets under management	$42,169	$33,249	$8,920	27%

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CALAMOS ASSET MANAGEMENT, INC.

Calamos Asset Management, Inc.
Notes to Unaudited Consolidated Condensed Statements of Income
The unaudited consolidated condensed pro forma statements of income for Calamos Asset Management, Inc. for the three months and nine months ended Sept. 30, 2004 give effect to the reorganization described in the company’s Registration Statement on Form S-1 (File No. 333-117847) filed with the U.S. Securities and Exchange Commission (SEC). The reorganization includes (1) the Real Estate Distribution, whereby Calamos Family Partners, Inc. (formerly known as Calamos Holdings Inc.), distributed its interest in all of its owned real estate assets to its stockholders, who contributed those assets to a new limited liability company; (2) the Formation Transaction, whereby on Oct. 15, 2004, Calamos Family Partners, Inc. contributed all of its assets and liabilities, including, among other things, all equity interests in its wholly owned subsidiaries, to Calamos Holdings LLC in exchange for 96,800,000 of the membership units of Calamos Holdings LLC; and (3) the consummation of the company’s IPO and use of the net proceeds to acquire membership units in Calamos Holdings LLC. The pro forma statements give effect to the reorganization as if it had occurred at the beginning of 2004. The most significant pro forma adjustments relate to the minority interest of Calamos Family Partners, Inc. and to income taxes, as Calamos Family Partners, Inc. historically operated as an S corporation. Management believes that pro forma results provide a more meaningful basis for period-to-period comparisons of the company’s results. For more information, see the company’s Registration Statement on Form S-1 and its Annual Report on Form 10-K filed with the SEC.
On Nov. 2, 2004, the company became the sole manager of Calamos Holdings LLC and is now conducting the business previously conducted by Calamos Family Partners, Inc. Accordingly, the results for the three and nine months ended Sept. 30, 2004 reflect the operations for Calamos Family Partners, Inc. and its subsidiaries, while the results for the three and nine months ended Sept. 30, 2005 reflect the operations for Calamos Asset Management, Inc.

(1)	Represents an adjustment to increase Calamos Asset Management, Inc.’s minority interest allocation in Calamos Holdings LLC to 77.0 percent. Minority interest was determined by multiplying the income before minority interest in Calamos Holdings LLC and income taxes by Calamos Family Partners, Inc.’s and John P. Calamos, Sr.’s 77.0 percent aggregate ownership. The minority interest adjustment is presented based on the income for the periods presented.

(2)	Reflects the impact of federal and state income taxes on the income allocated from Calamos Holdings LLC to Calamos Asset Management, Inc. Historically, Calamos Family Partners, Inc. operated as an S corporation and was not subject to U.S. federal and certain state income taxes, but was subject to Illinois replacement taxes. The amount of pro forma adjustment was determined by eliminating the Illinois replacement tax and applying the combined projected federal corporate income tax rate and applicable state tax rates to income before income taxes.

(3)	Represents the adjustment related to the Real Estate Distribution based on actual amounts recorded during the periods presented.

(4)	Reflects 23.0 million shares of Class A common stock, which represents 23.0 percent of the outstanding shares after the offering. In addition to shares of Class A common stock, there are 100 shares of Class B common stock outstanding.

(5)	Represents the contribution by Calamos Family Partners of all its assets and liabilities in exchange for 96.8 million membership units of Calamos Holdings LLC.

(6)	Diluted shares outstanding for each period presented represent the weighted average Class A common stock after giving effect to the offering as of the beginning of 2004. The diluted shares outstanding are calculated: (a) including the effect of outstanding restricted stock unit and option awards and (b) assuming Calamos Family Partners, Inc. and John P. Calamos, Sr. exchanged all of their membership units in Calamos Holdings LLC for, and converted all outstanding shares of our Class B common stock into, shares of our Class A common stock, in each case on a one-for-one basis. In calculating diluted earnings per share, the 2005 effective tax rates for the three and nine months ended September 30, 2005 of 39.67 percent and 39.88 percent, respectively, and the 2004 effective tax rate of 39.89 percent were applied to income before minority interest and income taxes.

(7)	Includes $6.0 million of investment gains, partially offset by $2.4 million of minority interest related to the consolidation of the Calamos Equity Opportunities Fund L.P. and $2.0 million of interest expense for the three months ended Sept. 30, 2005.

(8)	Includes $10.2 million of investment gains, partially offset by $6.1 million of interest expense and $3.4 million of minority interest related to the consolidation of the Calamos Equity Opportunities Fund L.P. for the nine-month period ending Sept. 30, 2005.

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